UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 10, 2008

Republic First Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-17007 (Commission File Number)	23-2486815 (I.R.S. Employer Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, PA  19102
(Address of principal executive offices) (Zip code)

(215)-735-4422
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On November 10, 2008, Republic First Bancorp, Inc. (“Republic First”) and Pennsylvania Commerce Bancorp, Inc. (“Pennsylvania Commerce”) issued a joint press release announcing that the two companies have signed a definitive agreement and plan of merger, pursuant to which Republic First will be merged with and into Pennsylvania Commerce.  Republic First also made a series of shareholder questions and answers available on its website, www.rfbkonline.com.  Copies of the press release and shareholder questions and answers are included in this report as Exhibits 99.1 and 99.2, respectively, and are filed herewith.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press release issued November 10, 2008 announcing merger agreement.

99.2	Shareholder Q&A posted to Republic First’s website November 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.
Date: November 10, 2008	By: /s/ Ryan Edward Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued November 10, 2008 announcing merger agreement.

99.2	Shareholder Q&A posted to Republic First’s website November 10, 2008.